SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 11, 2005

SEALY MATTRESS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-117081-27	20-1178482
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

Sealy Drive One Office Parkway Trinity, North Carolina 27370

(Address of Principal Executive Offices, including Zip Code)

(336) 861-3500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02  Results of Operations and Financial Condition.

On July 11, 2005 the Company issued a press release announcing the preliminary financial results for the fiscal second quarter ended May 29, 2005.  The press release is filed as exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

On July 13, 2005, the Company issued a press release announcing the financial results for the fiscal second quarter ended May 29, 2005.  The press release is filed as exhibit 99.2 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

99.1	Press Release dated July 11, 2005, announcing preliminary financial results for the quarter ended May 29, 2005

99.2	Press Release dated July 13, 2005, announcing financial results for the quarter ended May 29, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on July 13, 2005.

SEALY MATTRESS CORPORATION

Date: July 13, 2005	/s/ KENNETH L. WALKER
	By:	Kenneth L. Walker
	Its:	SENIOR VICE PRESIDENT,
GENERAL COUNSEL